COLONIAL INTERNATIONAL
                                 FUND FOR GROWTH


                            Supplement to Prospectus
                             dated February 27, 1998



Pursuant to approval of the Board of Trustees on February 20, 1998, shareholders of Colonial International Fund for Growth (Fund) will consider a proposal to merge the Fund with Colonial International Horizons Fund at a special meeting scheduled for July 24, 1998.

Beginning on March 31, 1998, the Fund will be closed to initial, subsequent and exchange purchases, exclusive of investments made under retirement plans, the Fundamatic investment program and the dividend reinvestment program.





IN-36/958E-0398                                                   March 31, 1998